Honesty & Integrity
Good Corporate Citizen
Open Communication
Continuous Improvement
Honesty & Integrity
Good Corporate Citizen
Open Communication
Continuous Improvement
Deutsche Bank
2014 Global Auto Industry Conference
January 14, 2014
© 2014 Dana Limited. This presentation contains copyrighted and confidential information of Dana Holding Corporation and/or its subsidiaries. Those having access to this work may not copy it, use it, or disclose the information contained within it without written authorization of Dana Holding Corporation. Unauthorized use may result in prosecution.
Exhibit 99.1

© Dana 2014
Safe Harbor Statement
Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of
1995.  These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change.  Forward-
looking statements can often be identified by words such as “anticipates,” “expects,”
“intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,”
“would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.  Dana’s Annual Report on Form 10-K, subsequent
Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other
Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition.  The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

© Dana 2014
Dana Snapshot

Founded in 1904
Facilities in 26 countries
Serving customers in 125 countries
2013 preliminary sales ~$6.77 billion
Adjusted EBITDA margin ~11.0%
Dana is the global
technology
leader
in efficient
power
conveyance and
energy
management
solutions
that
enable our
customers
to achieve
their
sustainability
objectives

© Dana 2014 Applying Dana’s Expertise 4 End Markets Business Segments Competencies And Technologies Light Vehicle Driveline Commercial Vehicle Driveline Off-Highway Driveline Power Technologies

© Dana 2014
2013 Summary
Continued building solid base for growth with new product introductions and investment in engineering and technology
Opened two new technical centers in Asia
Spicer ® Driveshafts are featured on the Dodge Ram 1500, Motor Trend’s
2014 Truck of the Year
Dana again has products on six of Ward’s Magazine 10 best engines
Dana’s AdvanTek ® 40 commercial vehicle axle nominated for PACE award
Record Adjusted EBITDA margin of 11.0%
Continued execution despite lower than expected end-market demand
5  consecutive year of margin growth
Record Free Cash Flow
$365 million
U.S. pensions ~90% funded
Significant shareholder return - $829 million in share repurchases and redemptions
$49 million returned to shareholders in Q4 2013

th

Off-Highway
20%
Light Vehicles
50%
Heavy Vehicles
30%

Asia Pacific
12%
15%
S. America
44%
N. America
29%
Europe

Light Vehicle
38%
Commercial Vehicle
27%
Off Highway
20%
Power Technologies
15%
Ford 36%
Chrysler 18%
Tata 10%
Nissan 9%
Toyota 6%
All Other 21%
PACCAR 28%
Ab Volvo 12%
Volkswagen 11%
Ford 7%
Daimler 7%
All Other 35%
Deere 16%
AGCO 11%
Fiat 7%
Manitou 6%
Oshkosh 5%
All Other 55%
Ford 16%
GM 6%
VW 5%
CAT 5%
PSA 3%
All Other 65%

© Dana 2014 2013 Preliminary Sales Breakdown Consolidated sales only 6 Business Unit and Customer MARKET REGION

Product Technologies Fueling Growth

2014
Spicer ® AdvanTEK ® 40
Tandem Drive Axle
Spicer ® Model 300
Axle
Spicer ® 318
Transmission
Lightweight Beam
Steer Axle
2020
Spicer® Power
Boost™
Long® EREV2
Battery Cooling
Spicer ® Modular
Ag. Axle
VariGlide CVP
Lightweight Cam
Cover
Spicer ®
AdvanTEK ® Axle
Long ® Active
Warm-up Unit
Spicer ® Diamond™
Series Driveshaft
Electric Vehicle
Gearbox
Spicer ® Dual Range
Disconnect
Hydro-mechanical Variable
Powersplit Transmission System
Spicer ® All-Wheel
Drive Unit
2016
Key Products for
Future Growth
Key Products for
Near-Term Growth

Financial Highlights 8

© Dana 2014
2013 Preliminary Financial Results
See appendix for comments regarding the presentation of non-GAAP measures
2013 Guidance
Preliminary
Results
Sales
~$6.7 B $6.77 B
Adjusted EBITDA
~$750 M $745 M
Margin ~11.1% 11.0%
Capital Spend ~$190 M $208 M
Free Cash Flow
$240 – $260 M $365 M
Cash and marketable securities
$1.36 B

Sales
EBITDA
Margin
LVD $2.5 B 9.5%
CVD 1.9 B 10.4%
OHD 1.3 B 12.3%
PTG 1.0 B 14.6%
Business Segment

© Dana 2014
Q2: $62M Q3: $679M

Capital Structure Update
Oct  2012 Dec  2012
Q4: $15M
Mar  2013 Jun  2013 Sep  2013
To Date:
$829M
Utilization:
Share Repurchase Program
Q1: $24M
Share Repurchase
Expanded
to up to $1B
Issued $750M Sr.
Unsecured Notes
Redeemed Series A
Preferred Stock
Debt Actions
Share Repurchase Summary
Shares Repurchased* 39 M
2013 Weighted Avg. Adj. Diluted Shares 200 M
Series B Pref. Shares Outstanding 12/31 3.8 M
Remaining Authorization $171 M
Significant Capital Allocation Actions
Refinanced $500M
U.S. ABL Facility
Preliminary Debt / Leverage
Total Debt $1.62 B
Net Debt 12/31 $258 M
2013 Adjusted EBITDA $745 M
Net Leverage 0.35 x
* Including the
redemption of 21 million
shares of as converted
Series A preferred
Q4: $49M
Dec 2013
Completed
$200M ASR
Resumed Open
Market Purchases
Executed $200M
ASR
Announced $250M
Share Repurchase
Program

© Dana 2014

2014 Market Considerations – Dana Impact
Mostly stable end-market
demand across most regions
Continued currency
headwinds, principally South
America
Developing economies
remain challenging
2014 Market Growth Offset
by Currency
LVD CVD OH PT
LVD CVD OH PT
LVD CVD OH PT
Continued strength in full
frame light trucks
Improving NA commercial
vehicle demand
Mining market remains
sluggish worldwide
Venezuela, Argentina and India
LVD CVD OH PT

© Dana 2014
2014 Financial Targets

Euro / USD 1.29
USD / MXN 12.50
USD / BRL 2.20
USD / ARP 7.56
USD / INR 60.00
USD / VEF 9.50
Currency Assumptions
US GAAP Rate 29%
Cash Tax Rate 35%
Adjusted EPS Rate 27%
Tax Assumptions
Key Financial Metrics
2014 Targets
Sales
$6.8 – $6.9 B
Adjusted EBITDA $760 – $770 M
Margin
~11.2%
Diluted Adjusted EPS*
$1.82 – $1.86
Capital Spend $210 – $230 M
Free Cash Flow
$235 – $255 M
Other Cash Flow Items
Depreciation / Amortization
~$180 M / ~$50 M
Cash Taxes ~$130 M
Net Interest
~$110 M
Pension Funding, Net ~$25 M
Cash Restructuring
~$40 M
*Calculated based on fully diluted outstanding shares of 179 million - excludes future impact of the share repurchase program
See appendix for comments regarding the presentation of non-GAAP measures

© Dana 2014
2014 Sales and Adjusted EBITDA Margin
Business Segments – 2014 Targets Sales Progression
Adjusted EBITDA Margin Progression
2013
Prelim
$6.77 B
2014
Target
$6.8 B -
$6.9 B-
2014
Target
~11.2%
2013
Prelim
11.0%
Currency
~$(220) M
Market
$220M-$240M-
See appendix for comments regarding the presentation of non-GAAP measures
Light Vehicle Driveline
~$2.7 B
Sales
~10%
Margin
Commercial Vehicle Driveline
~$1.9 B
Sales
~10%
Margin
Off-Highway Driveline
~$1.3 B
Sales
~12%
Margin
Power Technologies
~$1.0 B
Sales
~15%
Margin

Vol/Mix
~40 bps
Cost Perf.
~100 bps
Currency &
S.A. Inflation
~(120) bps
Pricing /
Recovery
$90M-$110M-

DANA

Ford
GM
Great Wall
JAGUAR
AGCO
中华
Brilliance Jinbei
OSHKOSH
CHRYSLER
TATA
FAW
LAND-ROVER
MAN
AGRALE
JOHN DEERE

© Dana 2014

Forward View: Sales Backlog
Three Year Sales Backlog ($ in millions)
LVD $200
PT 140
CVD 120
OH 100
Total $560
Business
Segment
Sales backlog representing top-line growth in excess of market demand
Incremental backlog number is additive to prior year sales
Includes:
New sales won over the last few years adjusted for current volume expectations
Net of any lost sales
Excludes:
Replacement business wins
Future currency changes
Future market changes
$60
$290
$560
$230
$270
2014
Increment 2015 Increment 2016

© Dana 2014

2016 Sales and Margin Targets
+$1 Billion in Expected
Sales Growth Fueled by
Sales Backlog and
Market Factors
2016 Adjusted EBITDA
Margin Target Exit Rate
of
13% - 14%
Reflects:
2016 Sales / Adjusted EBITDA Margin Targets
$6.8 - $6.9B
~11.2%
2014E
~ $8 B
13% - 14%
2016T
Sales
Backlog
$500M
Market /
Pricing
See appendix for comments regarding the presentation of non-GAAP measures; Note: Currency rates held constant
Sales backlog at higher
returns based on technology
and capability
Leveraging of existing
capacity and infrastructure
Continued manufacturing
and materials efficiencies

© Dana 2014
Continued margin expansion
In light of end-market demand
Driven by operating efficiencies, product rationalization, innovation
Strong cash flow generation
Strong balance sheet providing flexibility for continued business investment and shareholder value initiatives
New business coming on-line in 2015 and 2016
Further driving margin expansion and operating leverage
Pursuing and investing in technology and innovation

The Dana Advantage

Honesty & Integrity
Good Corporate Citizen
Open Communication
Continuous Improvement
Honesty & Integrity
Good Corporate Citizen
Open Communication
Continuous Improvement
© 2014 Dana Limited. This presentation contains copyrighted and confidential information of Dana Holding Corporation and/or its subsidiaries. Those having access to this work may not copy it, use it, or disclose the information contained within it without written authorization of Dana Holding Corporation. Unauthorized use may result in prosecution.

Honesty & Integrity
Good Corporate Citizen
Open Communication
Continuous Improvement
Honesty & Integrity
Good Corporate Citizen
Open Communication
Continuous Improvement
Deutsche Bank
2014 Global  Auto Industry Conference
Appendix Materials
© 2014 Dana Limited. This presentation contains copyrighted and confidential information of Dana Holding Corporation and/or its subsidiaries. Those having access to this work may not copy it, use it, or disclose the information contained within it without written authorization of Dana Holding Corporation. Unauthorized use may result in prosecution.

© Dana 2014
Global Vehicle Production
Dana Forecasts

SOURCE: IHS Global Insight, ACT, PSR, Dana Estimates
12%
2013
Prelim
2014
Outlook
North America
Light Truck (Full Frame)
3,600 3,550 – 3,650
Light Vehicle Engines
14,350 14,700 – 15,100
Medium Truck (Class 5-7)
195 200 – 210
Heavy Truck (Class 8) 250 260 – 270
Agricultural Equipment 80 75 – 80
Construction/Mining Equipment 150 150 – 155
Europe  (Incl. Eastern Europe)
Light Trucks 7,000 6,900 – 7,100
Light Vehicle Engines 20,800 21,000 – 25,000
Medium/Heavy Truck 400 380 – 390
Agricultural Equipment 245 240 – 250
Construction/Mining Equipment 315 310 – 320
South America
Light Trucks 1,300 1,300 – 1,400
Light Vehicle Engines 3,700 3,800 – 4,000
Medium/Heavy Truck 205 200 – 210
Agricultural Equipment 55 55 – 60
Construction/Mining Equipment 20 18 – 22
Asia Pacific
Light Trucks 20,000 20,000 – 21,000
Light Vehicle Engines 44,500 45,500 – 46,100
Medium/Heavy Truck 1,490 1,500 – 1,600
Agricultural Equipment 800 800 – 850
Construction /Mining Equipment 570 550 – 570
(Units in 000s)

© Dana 2014
Appendix
Non-GAAP Financial Information
The preceding slides refer to Adjusted EBITDA, which we’ve defined to be earnings from continuing and discontinued
operations before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairment, etc.).  The most significant impact on Dana’s ongoing results of operations as a result of applying fresh start accounting following our emergence from bankruptcy was higher depreciation and amortization.  By using adjusted EBITDA, a performance measure which excludes depreciation and amortization, the comparability of results is enhanced.  Management also believes that adjusted EBITDA is an important measure since the financial covenants in our debt agreements are based, in part, on adjusted EBITDA.  Adjusted EBITDA should not be considered a substitute for income (loss) before income taxes, net
income (loss) or other results reported in accordance with GAAP.   Adjusted EBITDA may not be comparable to similarly
titled measures reported by other companies.
Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares.  We define adjusted net income as net income (loss) attributable to the parent company excluding restructuring expense, amortization expense and nonrecurring items (as used in adjusted EBITDA), net of any associated income tax effects.  We define adjusted diluted shares as diluted shares as determined in accordance with
GAAP based on adjusted net income.  This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to
EPS reported by other companies.  Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP.
Free cash flow is a non-GAAP financial measure which we have defined as cash provided by (used in) operating activities excluding any bankruptcy claim-related payments, less purchases of property, plant and equipment.  We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations.  Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP.  Free cash flow may not be comparable to similarly titled measures reported by other companies.
Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures.